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                                                                   Exhibit 10.13


                   SUBORDINATION AND INTERCREDITOR AGREEMENT

         This Subordination and Intercreditor Agreement (this "Agreement") is dated as of February 18, 2003 among PNC BANK, NATIONAL ASSOCIATION (the "Bank"), SUBORDINATED LENDER (as defined below), and ENVIRONMENTAL TECTONICS CORPORATION, a Pennsylvania corporation ("Company").

                                   BACKGROUND

         As an inducement for Bank to provide a secured credit facility in favor of Company, Subordinated Lender has agreed to enter into this Agreement to provide for the subordination of (i) the Subordinated Indebtedness (as defined below) to the Senior Indebtedness (as defined below) and (ii) the Liens (as defined below) in the assets of Company granted to Subordinated Lender to the Liens in such assets of Company granted to Bank.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

         1.1 General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

         "Bank" shall have the meaning set forth in the introductory paragraph of this Agreement and any successor, assign or other provider of the Senior Indebtedness.

         "Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company or the Guarantor in or upon which Bank at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property and any guaranty by the Guarantor.

         "Company" shall mean Company and its successors and assigns.

         "Creditor Agreements" shall mean, collectively, the Senior Lending Agreements and the Subordinated Lending Agreements.

         "Creditors" shall mean, collectively, Bank and Subordinated Lender and their respective successors and assigns.

         "Default" shall have the meaning given to the term "Default" set forth in the Loan Agreement.

         "Distribution" shall mean any payment in cash or any other property (other than securities of the Company into which the Subordinated Indebtedness is convertible pursuant to the terms of the Subordinated Note), or security for any such Distribution.

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         "Event of Default" shall have the meaning given to the term "Event of
Default" set forth in the Loan Agreement.

         "Holder of Subordinated Indebtedness" or "Subordinated Lender" shall mean H.F. Lenfest and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness.

         "Insolvency Event" shall have the meaning set forth in Section 2.2(c) hereof.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

         "Loan Agreement" shall mean the Credit Agreement, dated as of the date hereof, between Company and Bank, as the same may be amended, supplemented, modified or restated from time to time.

         "Note Purchase Agreement" shall mean the Convertible Note and Warrant Purchase Agreement dated as of the date hereof between Company and Subordinated Lender, as the same may be amended, supplemented, modified or restated from time to time.

         "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

         "Secured Lender Remedies" shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral including, without limitation, the exercise or any of the rights or remedies of a "secured party" under Article 9 of the Uniform Commercial Code, such as, without limitation, the notification of account debtors.

         "Senior Indebtedness" shall mean all Obligations of any kind owed by Company or the Guarantor to Bank from time to time under or pursuant to any of the Senior Lending Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Company) chargeable to Company or Guarantor by Bank, and reimbursement, indemnity or other obligations due and payable to Bank. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of Company incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to Holder of Subordinated Indebtedness than those set forth in the Senior Lending Agreements, as in effect on the date hereof. The principal portion of the Senior Indebtedness and the principal amount subject to this Agreement shall in no event exceed $22,000,000.


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         "Senior Lending Agreements" shall mean collectively the Loan Agreement, the Revolving Credit Notes and the Loan Documents together with any other agreements, documents and instruments at any time evidencing, securing or related to the Senior Indebtedness, each as from time to time in effect.

         "Subordinated Indebtedness" shall mean all principal, interest and other amounts payable or chargeable in connection with the Subordinated Note.

         "Subordinated Lending Agreements" shall mean, collectively, the Note Purchase Agreement, the Subordinated Note and all promissory notes, guaranties, agreements, documents and instruments now or at any time hereafter executed and/or delivered by Company, Guarantor or any other person to, with or in favor of the Subordinated Lender in connection therewith or related thereto (other than the warrants issued simultaneously with the Subordinated Note and the documents and agreements executed in connection therewith or related thereto), as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         "Subordinated Note" shall mean collectively the convertible promissory note issued by Company to Subordinated Lender in the original aggregate principal amount of $10,000,000 dated February 18, 2003 issued pursuant to the Note Purchase Agreement, together with any extensions thereof, or modifications or amendments thereto or replacements and substitutions therefor.

         1.2 Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         1.3 Certain Matters of Construction. The terms "herein", "hereof and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         2. Covenants. Company and each Holder of Subordinated Indebtedness hereby covenant that until the Senior Indebtedness shall have been paid in full and satisfied in cash and the Loan Agreement shall have been terminated, all in accordance with the terms of the Loan Agreement, each will comply with such of the following provisions as are applicable to it:

         2.1 Transfers. Each Holder of Subordinated Indebtedness covenants to cause any transferee from it of any Subordinated Indebtedness, prior to acquiring such interest, to execute and deliver a counterpart of this Agreement to Bank.


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         2.2      Subordination Provisions. To induce Bank to enter into the
Loan Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Subordinated Indebtedness to the contrary but subject to subsection 2.2(a), any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time until such time as the Senior Indebtedness has been paid in full in cash and the Loan Agreement has been terminated.

         (a) Payments. Company shall not make a Distribution on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement shall have been terminated; provided, however, so long as no Default or Event of Default shall have occurred and be continuing under the Senior Lending Agreements, Company may pay, and Holders of Subordinated Indebtedness may receive, regularly scheduled payments of interest on, and principal at the stated (but not any accelerated) maturity of, the Subordinated Indebtedness as set forth on the date hereof in the Note Purchase Agreement and the Subordinated Note.

         Following the occurrence of an Event of Default under the Senior Lending Agreements and receipt by Holders of Subordinated Indebtedness of written notice of such Event of Default from Bank (such notice, the "Default Notice"), Company shall not make a Distribution on the Subordinated Indebtedness and no such Holder of Subordinated Indebtedness shall be entitled to receive any such Distribution in respect of the Subordinated Indebtedness; provided, however, that notwithstanding the foregoing restriction, Company may pay, and Holders of Subordinated Indebtedness shall be entitled to receive, any then due and payable (on a non-accelerated basis) interest payment with respect to the Subordinated Indebtedness on the earlier to occur of (x) the date on which all such Events of Default specified in the Default Notice shall have been cured or waived, or (y) in the case of an Event of Default other than with respect to the payment when due of any Senior Indebtedness, the expiration of a period of 180 days from delivery of the Default Notice. Nothing herein shall limit the accrual of deferred interest or default interest in accordance with the terms of the Subordinated Lending Agreements.

         (b)      Limitation on Acceleration. During any period described in
Section 2.2 (a) hereof in which a Distribution is not permitted to be made on Subordinated Indebtedness, no Holder of Subordinated Indebtedness shall be entitled to accelerate the maturity of the Subordinated Indebtedness, exercise any Secured Lender Remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness, provided, however, the foregoing limitation on acceleration or exercise of any remedies shall not be applicable following (x) the occurrence of an Insolvency Event or (y) following the maturity or acceleration of the Senior Indebtedness.


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         (c)      Prior Payment of Senior Indebtedness in Bankruptcy, etc. In
the event of any insolvency or bankruptcy proceedings relative to Company or Company's property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Company or distribution or marshalling of Company's assets or any composition with creditors of Company, whether or not involving insolvency or bankruptcy, or if Company shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Insolvency Event"), then all Senior Indebtedness shall be paid in full and satisfied in cash and the Loan Agreement terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution resulting from an Insolvency Event which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to Bank until amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement terminated provided that any such Distribution to Bank to which the Subordinated Lender would be entitled except for the provisions of this Agreement shall, as between Company and Subordinated Lender, not be deemed to be a Distribution by Company to or on account of the Subordinated Indebtedness.

         (d) Acceleration. In the event of all Senior Indebtedness becoming due and payable, whether by acceleration, maturity or otherwise, no Distribution shall thereafter be made on account of the Subordinated Indebtedness until all Senior Indebtedness shall be paid in full in cash and the Loan Agreement shall have been terminated.

         (e) Power of Attorney. Subordinated Lender shall have the right to participate in any bankruptcy or insolvency proceedings, subject to the terms and conditions of this Section 2.2(e). To enable Bank to assert and enforce its rights hereunder upon the happening of any Insolvency Event and until all amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement terminated, Bank or any person whom it may designate is hereby irrevocably appointed attorney in fact for Subordinated Lenders with full power to act in the place and stead of Subordinated Lender solely for such purpose, including the right to make, present, file and vote such proofs of claim against Company on account of all or any part of the Subordinated Indebtedness as Bank may deem advisable and to receive and collect any and all distributions or other payments in respect of the Subordinated Indebtedness made thereon and to apply the same on account of the Senior Indebtedness. In the event that Bank or its designee fails to file a proof of claim with respect to the Subordinated Indebtedness in any bankruptcy proceeding relative to Company prior to the date which is ten (10) days prior to any claims bar date in such proceeding, the Subordinated Lender may file such proofs of claim with respect to the Subordinated Indebtedness. Subordinated Lender will execute and deliver to Bank such instruments as may be required by Bank to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all distributions or other payments in respect of the Subordinated Indebtedness which may be made at any time after the occurrence of an Insolvency Event, on account thereof, and Subordinated Lender hereby irrevocably appoints Bank as the lawful attorney and agent of Subordinated Lender to execute financing statements on behalf of Subordinated Lender and hereby further authorizes Bank to file such financing statements in any appropriate public office.

         (f) Knowledge; Delivery of Default Notice. No Holder of any Subordinated Indebtedness shall at any time be charged with knowledge of any Event of Default under the Senior Lending Agreements or on such account be prohibited from receiving or retaining any payment of monies or from taking any action regarding acceleration or the exercise of remedies, unless and until such holder shall have received the Default Notice; provided, however, any "default" or "event of default" under the Subordinated Notes and/or Subordinated Lending Agreements shall automatically constitute an Event of Default under the Senior Lending Agreements so that payments received by any Holder of Subordinated Indebtedness following any such occurrence shall not be retained irrespective of the lack of receipt by such holder of a Default Notice, unless the Event of Default is waived by such Holder of Subordinated Indebtedness or satisfied or cured by Company.


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         Each Default Notice shall be deemed to be properly given by Bank or other holder of Senior Indebtedness to Holders of Subordinated Indebtedness if such Default Notice is delivered in accordance with Section 4.10 hereof; provided, however, that each and every additional or subsequent Holder of Subordinated Indebtedness shall be entitled to deliver written notice to Bank of its name and address and of its status as such a Holder of Subordinated Indebtedness, and upon delivery of such notice said holder shall also be entitled to receive Default Notices and to have the benefit of the provisions of this paragraph.

         (g) Payments Held in Trust. Should any Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of Subordinated Lender at a time when Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof pursuant to the terms hereof, then Subordinated Lender will forthwith deliver, or cause to be delivered, the same to Bank in precisely the form held by Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by Subordinated Lender, or any such Affiliate, as the property of Bank and shall not be commingled with other property of Subordinated Lender or any such Affiliate.

         (h) Subrogation. Subject to the prior payment in full in cash of the Senior Indebtedness and the termination of the Loan Agreement, to the extent that Bank has received any Distribution on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, the rights of Subordinated Lender shall be subrogated to the then or thereafter rights of Bank including, without limitation, the right to receive any Distribution made on the Senior Indebtedness (as if the Senior Indebtedness had not been paid in full or the Loan Agreement terminated) until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no Distribution to Bank to which the Subordinated Lender would be entitled except for the provisions of this Agreement shall, as between Company, its creditors (other than Bank) and Subordinated Lender, be deemed to be a Distribution by Company to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Subordinated Lender on the one hand, and Bank on the other hand.

         (i) Scope of Subordination. The provisions of this Agreement are solely to define the relative rights of any Holder of Subordinated Indebtedness and Bank. Nothing in this Agreement shall impair, as between Company and Subordinated Lender the unconditional and absolute obligation of Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Note and Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of Bank under this Agreement.


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         (j)      Relationship. The parties acknowledge that certain rights and remedies are provided to the Subordinated Lender in the Subordinated Lending Agreements (the "Subordinated Rights") and certain rights and remedies are provided to Bank in the Senior Lending Agreements (the "Bank Rights"). Those rights may include, among other things: (i) the right, after an Event of Default, to direct account debtors to make payments directly to such Creditor;
(ii) the requirement to deliver original instruments and other possessory collateral into the possession of a Creditor; (iii) the requirement to assemble and make available collateral to a Creditor; and (iv) the requirement to execute and deliver such further documents and instruments as a Creditor may deem necessary to obtain, preserve and enforce the benefits of its Creditor Agreements. In addition, the Company has certain obligations to Subordinated Lender in the Subordinated Lending Agreements (the "Company Subordinated Lender Obligations") and the Company has certain obligations to the Bank in the Senior Lending Agreements (the "Company Bank Obligations"). The parties agree that, (a) in the event of a conflict between the Subordinated Lender Rights and the Bank Rights, the Bank Rights shall be superior to the Subordinated Lender Rights, and
(b) that in the event of a conflict between the Company Subordinated Lender Obligations and the Company Bank Obligations, the Company Bank Obligations will be superior to the Company Subordinated Lender Obligations. The Company shall in good faith determine the correct Creditor to make deliveries to, comply with instructions from and otherwise satisfy the obligations owing to, based on the provisions of this Section 2.2(j); provided, however, if it is determined that the obligations were satisfied with respect to the wrong Creditor, the Creditors shall make such adjustments as between themselves as to satisfy the purposes of this Agreement. To the extent that it is impossible or impracticable for the Company to satisfy conflicting obligations with respect to the Subordinated Rights and the Bank Rights, or with respect to the Company Subordinated Lender Obligations and the Company Bank Obligations, it shall not be in default under the Creditor Agreements if it satisfies the relevant obligations with respect to only one Creditor otherwise in accordance with this Section 2.2(j).

         3.       Security.

         3.1 Acknowledgment of Lien. Each Creditor hereby agrees and acknowledges that the other Creditor has been granted a Lien or otherwise has rights in upon the Collateral.

         3.2 Priority. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements, the Liens upon and rights in the Collateral of Bank have and shall have priority over the Liens upon and rights in the Collateral of Subordinated Lender and such Liens and rights of Subordinated Lender are and shall be, in all respects, subject and subordinate to the Liens and rights of Bank therein to the full extent of the Senior Indebtedness outstanding from time to time. Subordinated Lender shall not take any action to foreclose or realize upon the Collateral until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement irrevocably terminated; provided however, Subordinated Lender may join in any foreclosure proceeding of the Collateral commenced by the Bank to the extent the joinder in such legal proceeding is necessary to prevent the waiver or lapse of Subordinated Lender's rights with respect to such Collateral, but subject at all times to the Bank's rights hereunder to determine the disposition of such Collateral in accordance with the terms hereof.


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         3.3      No Alteration of Priority. The lien priorities provided in
Section 3.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness or the Subordinated Indebtedness, nor by any action or inaction which Creditor may take or fail to take in respect of the Collateral.

         3.4 Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien or any rights. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between Creditors and shall not impose on Bank any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Subordinated Lender agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Bank in the Collateral and that as between Bank and such Subordinated Lender, the terms of this Agreement shall govern even if part or all of the Senior Indebtedness or the Liens of Bank securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

         3.5 Management of Collateral. Until all amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement terminated, Bank shall have the exclusive right to manage, perform and enforce the terms of the Senior Lending Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral, subject to the requirement that the net proceeds of such sale or other disposition are applied to the Senior Indebtedness and/or the Subordinated Indebtedness as required under
Section 3.6. In connection therewith, each Subordinated Lender waives any and all rights to affect the method or challenge the appropriateness of any action by Bank.

         3.6 Sale of Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements until all amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement terminated, only Bank shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Subordinated Lender will, promptly upon the request of Bank, release or otherwise terminate its Liens on the Collateral upon which it has a Lien, to the extent such Collateral is sold or otherwise disposed of either by Bank, its agents, or Company with the consent of Bank, and the net proceeds of such sale or other disposition are applied to the Senior Indebtedness and/or the Subordinated Indebtedness, and Subordinated Lender will promptly deliver such release documents as Bank may require in connection therewith. Bank shall have the sole discretion as to whether to apply the net proceeds of such sales or other dispositions to the Senior Indebtedness and/or the Subordinated Indebtedness.

         In the event that Bank conducts a foreclosure proceeding with respect to any Collateral, Subordinated Lender may bid to purchase such Collateral, but such ability to bid shall not impose any additional obligations on Bank or limit the discretion of Bank with respect to the disposition of the Collateral.


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         3.7      Secured Lender Remedies. Subject to Section 2.2(b) hereof, in no event shall Subordinated Lender exercise any Secured Lender Remedies until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements terminated; nor shall Subordinated Lender join in the filing of any petition in bankruptcy, solicit any other person to, or act to cause the commencement of, any case involving Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of Company until such time as the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements shall have been irrevocably terminated; provided however, Subordinated Lender may join in any foreclosure proceeding of the Collateral commenced by Bank to the extent the joinder in such legal proceeding is necessary to prevent the waiver or lapse of Subordinated Lender's rights with respect to such Collateral, but subject at all times to Bank's rights hereunder to determine the disposition of such Collateral in accordance with the terms hereof. In the event Subordinated Lender shall receive any payment or distribution of any kind representing proceeds of any Collateral as to which its Lien upon the Collateral is or is required to be subordinated to the Lien of Bank before the Senior Indebtedness shall have been paid in full in cash and the Senior Lending Agreements terminated, such sums shall be held in trust by Subordinated Lender for the benefit and on account of Bank and such amounts shall be paid to Bank for application to the then unpaid Obligations under the Senior Lending Agreements.

         3.8 Section 9-611 Notice and Waiver of Marshaling. Subordinated Lender and Bank acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by Section 9-611 of the Pennsylvania Uniform Commercial Code and each hereby waive any right to compel any marshaling of any of the Collateral.

         3.9 Perfection of Certificates. The Bank shall hold that portion of the Collateral, if any, as to which perfection of the security interest in the Collateral requires possession (the "Possessed Collateral") on behalf of Subordinated Lender (and subject to the senior lien of Bank) solely for the purpose of perfecting and keeping perfected the security interest granted to the Holders of the Subordinated Indebtedness. In connection therewith, Bank shall take such actions as are reasonably requested by Subordinated Lender to perfect and maintain the priority of the Liens of Subordinated Lender in the Possessed Collateral, provided such requests do not impair the prior Liens of Bank in the Possessed Collateral or violate the requirements of the Senior Lending Agreements. The duties and responsibilities of Bank to the Holders of the Subordinated Indebtedness with respect to the Possessed Collateral shall be limited solely to those set forth in this Section 3.9. In no event shall Bank be liable for its actions with respect to the Possessed Collateral except for gross negligence or willful misconduct. Upon payment in full in cash of the Senior Indebtedness and termination of the Loan Agreement, Bank shall deliver possession of the Possessed Collateral to Subordinated Lender or as otherwise ordered by a court and shall take all actions reasonably necessary and at the expense of Subordinated Lender to transfer the Possessed Collateral to Subordinated Lender.

         4.       Miscellaneous.


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         4.1      Provisions of Subordinated Note. From and after the date
hereof, Company and the Subordinated Lender shall cause each Subordinated Note to contain a provision to the following effect:

                  "This Note is subject to the Subordination and Intercreditor Agreement, dated as of February 18, 2003, among the Maker, the Payee and PNC Bank, National Association, under which this Note and the Maker's obligations hereunder are subordinated in the manner set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein."

Proof of compliance with the foregoing shall be promptly given to Bank.

         4.2 Additional Agreements. In the event that the Senior Indebtedness is refinanced in full, Subordinated Lender agrees, subject to the last two sentences of the definition of Senior Indebtedness, at the request of such refinancing party to enter into a subordination and intercreditor agreement on terms substantially similar to this Agreement.

         4.3 Survival of Rights. The right of Bank to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Company or Bank including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Company with such provisions, regardless of the actual or imputed knowledge of Bank.

         4.4 Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against Company under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Code, and if Bank shall desire to permit the use of cash collateral or to provide post-Petition financing from Bank to Company under the Code, Subordinated Lender agrees as follows: (1) adequate notice to Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if Subordinated Lender receives notice thereof three (3) Business Days (or such shorter notice as is given to Bank) prior to the earlier of (a) any hearing on a request to approve such post-Petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by Subordinated Lender to any such use of cash collateral or such post-Petition financing from Bank.

         4.5 Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the Senior Lending Agreements or Subordinated Lender Agreements, the priorities set forth in Section 3.2 govern the ultimate disposition of casualty insurance proceeds. Bank, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against Subordinated Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Bank, to the extent of Bank's claims for Senior Indebtedness, and Subordinated Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Bank. In the event Bank, in its sole discretion or pursuant to agreement with Company, permits Company to utilize the proceeds of insurance to replace Collateral, the consent of Bank thereto shall be deemed to include the consent of Subordinated Lender.

         4.6 Receipt of Agreements. Company hereby acknowledges that it has delivered to Bank a correct and complete copy of the Subordinated Lending Agreements as in effect on the date hereof. Subordinated Lender, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Senior Lending Agreements as in effect on the date hereof.

         4.7 No Amendment of Subordinated Lending Agreements. So long as the Loan Agreement remains in effect, neither Company nor any Holder of Subordinated Indebtedness shall, without the prior written consent of Bank, (i) enter into any amendment to or modification of any Subordinated Lending Agreements which relates to or affects the principal amount, interest rate, or payment terms of Company thereunder (other than any extension of maturity or postponement of payment or accrual and payment of deferred interest on the Subordinated Note), or (ii) enter into any amendment to or modification of any Subordinated Lending Agreements which causes any other material covenant or agreement of Company thereunder to be more restrictive than the terms of the Senior Lending Agreements.

         4.8 Amendments to Senior Lending Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Bank from increasing or changing the terms of the loans under the Senior Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as Bank and Company shall mutually determine. Each Holder of Subordinated Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Bank to Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Agreement in respect of the Subordinated Indebtedness.

         4.9 Notice of Default and Certain Events. Bank and the Holders of Subordinated Indebtedness shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

         (a) the obtaining of actual knowledge of the occurrence of any default under the Subordinated Note;

         (b) the acceleration of any Senior Indebtedness by Bank or of any Subordinated Indebtedness by any Holder of Subordinated Indebtedness;

         (c) the granting by Bank of any waiver of any Event of Default under the Loan Agreement or the granting by any Holder of Subordinated Indebtedness of any waiver of any "default" or "event of default" under the Subordinated Lending Agreements;

         (d) the payment in full by Company (whether as a result of refinancing or otherwise) of all Senior Indebtedness; or

         (e) the sale or liquidation of, or realization upon, the Collateral other than collection of Receivables in the ordinary course of business.

         The failure of any party to give such notice shall not affect the subordination of the Subordinated Indebtedness or the relative Lien priorities as provided in this Agreement.

         4.10 Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

         If to Agent:                  PNC Bank, National Association
                                       1600 Market Street
                                       Philadelphia, Pennsylvania  19103
                                       Attention: John Siegrist
                                       Telephone: (215) 585-5355
                                       Facsimile: (215) 585-4144

         with a copy to:               Ballard Spahr Andrews & Ingersoll, LLP
                                       1735 Market Street, 51st Floor
                                       Philadelphia, PA  19103
                                       Attention: Carl H. Fridy, Esquire
                                       Telephone: (215) 864-8726
                                       Facsimile: (215) 864-8999

         If to Subordinated Lender:    H.F. Lenfest
                                       1332 Enterprise Drive
                                       West Chester, PA 19380
                                       Telephone: (610) 918-8440
                                       Facsimile: (610) 918-8442

         with a copy to;               The Lenfest Group
                                       1332 Enterprise Drive
                                       P.O. Box 2660 West Chester, PA 19380
                                       Attention: Thomas K. Pasch, Esquire
                                       Telephone: 610-918-8435
                                       Facsimile: 610-918-8442

         If to Company:                Environmental Tectonics Corporation
                                       125 James Way
                                       Southampton, PA  18966
                                       Attention: Duane Deaner
                                       Telephone: (215) 355-9100
                                       Facsimile: (215) 357-4000
         with a copy to:               Klehr, Harrison, Harvey, Branzburg &
                                         Ellers LLP
                                       260 S. Broad Street
                                       Philadelphia, PA  19102
                                       Attention: Jeffrey Greenfield, Esquire
                                       Telephone: (215) 569-3009
                                       Facsimile: (215) 568-6603

         4.11 Books and Records. Subordinated Lender shall furnish Bank, upon request from time to time, a statement of the account between Subordinated Lender and Company.

         4.12 Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement shall have been terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Bank or Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

         5.       Representations and Warranties.

         (a) Subordinated Lender represents and warrants to Bank that Subordinated Lender is the holder of a portion of the Subordinated Indebtedness and Liens which secure or will secure the Subordinated Indebtedness. Subordinated Lender agrees that it shall not assign or transfer any of the Subordinated Indebtedness or Liens without (i) prior notice being given to Bank and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Subordinated Lender agrees upon Bank's request to execute and file an amendment to any financing statement or mortgage, trust deed or other encumbrance now on file which covers Collateral to the effect that the same is subject to the terms of this Agreement, and agrees to so mark any extension of such financing statements, or any financing statement or mortgage, trust deed or other encumbrance filed by Subordinated Lender on Collateral in the future. Subordinated Lender further warrants to Bank that it has full right, power and authority to enter into this Agreement and, to the extent Subordinated Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

         (b) Bank represents and warrants to Subordinated Lender that Bank is the holder of the Senior Indebtedness and Liens which secure or will secure the Senior Indebtedness. Bank agrees that it shall not assign or transfer any of the Senior Indebtedness or Liens without (i) prior notice being given to Subordinated Lender and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Bank further warrants to Subordinated Lender that it has full right, power and authority to enter into this Agreement and, to the extent Bank is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

         6. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST SUBORDINATED LENDER, COMPANY OR BANK WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY PARTY HERETO TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY PARTY HERETO AGAINST ANY OTHER PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE COUNTY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST ANY PARTY HERETO THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT ANY PARTY HERETO IS AN INDISPENSABLE PARTY, ANY SUCH PARTY SHALL BE ENTITLED TO JOIN OR INCLUDE ANY OTHER PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. EACH PARTY HERETO WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

         7. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         8. Company Acknowledgement. Company agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between Company and each Creditor and (ii) this Agreement is solely for the benefit of the Creditors and shall not give Company, its successors or assigns or any other person any rights vis-a-vis any Creditor.

         9. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                            [SIGNATURE PAGES FOLLOW]

               (SIGNATURE PAGE TO SUBORDINATION AND INTERCREDITOR

                                   AGREEMENT)

         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this 18th of February, 2003.


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ John G. Siegrist
                                            ------------------------------------
                                            Name:  John G. Siegrist
                                            Title: Vice President


                                        H.F. LENFEST


                                        By: /s/ H.F. Lenfest
                                            ------------------------------------
                                            Name: H.F. Lenfest



                                        ENVIRONMENTAL TECTONICS CORPORATION


                                        By: /s/ Duane Deaner
                                            ------------------------------------
                                            Name:  Duane Deaner
                                            Title: C.F.O.

                          ACKNOWLEDGMENT AND AGREEMENT

         Each of the undersigned hereby acknowledges the provisions of the foregoing Subordination Agreement (the "Agreement") and confirms and agrees that its obligations under the Subordinated Lending Agreements, including any guaranty in favor of Subordinated Lender (as defined in the Agreement), are subject to the terms and conditions set forth in the Agreement, as amended from time to time.


                                        ENTERTAINMENT TECHNOLOGY CORPORATION


                                        By: /s/ Duane Deaner
                                            ------------------------------------
                                            Name:  Duane Deaner
                                            Title: Secretary


                                        ETC DELAWARE, INC.


                                        By: /s/ Duane Deaner
                                            ------------------------------------
                                            Name:  Duane Deaner
                                            Title: Treasurer